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                                                                     EXHIBIT 4.1

                         [LOGO OF SJNB FINANCIAL CORP.]

           NUMBER                                            SHARES
        SJ ******                                            ******

  INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA ON THE 18TH DAY OF
                                APRIL, 1983


                                                               CUSIP 784273 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that ______******_______________________________________________
is the record holder of _______******__________________________________________

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SJNB FINANCIAL CORP., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     As stated on the reverse hereof, a statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares and upon the holders thereof may be obtained, upon request and without charge, from the Corporation at its principal office.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ____________

[SEAL OF SJNB FINANCIAL CORP.]

                    /s/ Eugene E. Blakeslee           /s/ James R. Kenny
                    Executive Vice President and      President and
                    Chief Financial Officer           Chief Executive Officer

                    Countersigned and Registered:
                    U.S. STOCK TRANSFER CORPORATION

                         Transfer Agent and Registrar

                    By /s/ [illegible]
                       ------------------------------
                         Authorized Officer

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                                 [REVERSE SIDE]

                              SJNB FINANCIAL CORP.

     On request of the shareholder and without charge, the Corporation will furnish a full summary or statement of all of the designations, rights, preferences, privileges and restrictions of each class of shares authorized to be issued. In addition, on request of the shareholder and without charge, the Corporation will furnish a full summary or statement as to any class of preferred or special shares authorized to be issued in series, the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common          UNIF GIFT MIN ACT - _______ Custodian ________
TEN ENT   -   as tenants by the entireties                      (Cust)            (Minor)
JT TEN    -   as joint tenants with right                       under Uniform Gifts to Minors
              of survivorship and not as                        Act ___________
              tenants in common                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell, assign and transfer unto [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

____________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

Shares of the Common Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer said stock on the books of the within-named Corporation with full power of substitution in the premises.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Dated, ____________________

                                                ________________________________


In the presence of ________________________

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.